Exhibit 10.30

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) ▶	RATING DO-C9(S)	PAGE OF PAGES 1 15
2. CONTRACT (PROC. INST. IDENT.) NO. N00014-08-C-0093	3. EFFECTIVE DATE SEE BLOCK 20.C.	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 07PR00063-00	

5. ISSUED BY CODE N00014 OFFICE OF NAVAL RESEARCH ONR 254 Joseph F. Pletscher (703)588-2435 E-mail: joseph.pletscher.ctr@navy.mil 875 North Randolph St. Arlington VA 22203-1995	6. ADMINISTERED BY (If other than Item 5) CODE S0507A DCMA N. CALIFORNIA P.O. BOX 232, 700 EAST ROTH ROAD, BLDG 330 FRENCH CAMP, CA 95231-0232 SCD-C
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code) ALTAIRNANO, INC. 204 EDISON WAY RENO, NV 89502-2306 CODE 4BW32 FACILITY CODE	8. DELIVERY SEE SECTION F ☐ FOB ORIGIN ☐ OTHER (see below) 9. DISCOUNT FOR PROMPT PAYMENT N.A. 10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: ▶ ITEM See Section G
11. SHIP TO/MARK FOR CODE N00014 OFFICE OF NAVAL RESEARCH ATTN: DR. MICHELE ANDERSON, CODE 332 875 NORTH RANDOLPH ST. ARLINGTON, VA 22203-1995 Ref. CONTRACT N00014-08-C-0093	12. PAYMENT WILL BE MADE BY CODE HQ0339 DFAS COLUMBUS WEST ENTITLEMENT PO BOX 182381 COLUMBUS, OH 43218-2381
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION ☐ 10 U.S.C.2304(c)( ) ☐ 41 U.S.C. 253(C) ( )	14. ACCOUNTING AND APPROPRIATION DATA SEE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET(S)

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	See Section B of Schedule				
		15G. TOTAL AMOUNT OF CONTRACT ▶			See Section B of Schedule

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES	
(X)	A	SOLICITATION/CONTRACT FORM	1	(X)	I	CONTRACT CLAUSES	8
(X)	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
(X)	C	DESCRIPTION/SPECS./WORK STATEMENT	2	(X)	J	LIST OF ATTACHMENTS	15
(X)	D	PACKAGING AND MARKING	2			PART IV – REPRESENTATIONS AND INSTRUCTIONS	
(X)	E	INSPECTION AND ACCEPTANCE	2	(X)	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	15
(X)	F	DELIVERIES OR PERFORMANCE	2	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
(X)	G	CONTRACT ADMINISTRATION DATA	3	☐	M	EVALUATION FACTORS FOR AWARD	
(X)	H	SPECIAL CONTRACT REQUIREMENTS	6				

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT *(Contractor is required to sign this document and return 2 copies to issuing office.)* Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. *(Attachments are listed herein.)*	18. ☐ AWARD *(Contractor is not required to sign this document.)* Your offer on Solicitation Number , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or print) Alan J. Gotcher President and Chief Executive Officer	20A. NAME OF CONTRACTING OFFICER Wade Wargo Contracting Officer
19B. NAME OF CONTRACTOR Altairnano, Inc. BY [signature] (Signature of person authorized to sign) 19C. DATE SIGNED January 29, 2008	20B. UNITED STATES OF AMERICA BY [signature] (Signature of Contracting Officer) 20C. DATE SIGNED 1/29/2008

NSN 7540-01-152-8069
PREVIOUS EDITION UNUSABLE

26-107

STANDARD FORM 26 (REV.4-85)
Prescribed by GSA
FAR (48 CFR) 53.214 (a)

Award/Contract  2. CONTRACT N00014-08-C-0093  3. EFFECTIVE DATE - See Block 20.C  4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 07PR09068-00  5. ISSUED BY                                               CODE N00014  OFFICE OF NAVAL RESEARCH  ONR 254 Joseph F. Pletscher (703) 588-2435  E-mail: joseph. pletscher.ctr@navy.mil  875 North Randolph St.  Arlington VA 22203-1995  6. ADMINISTERED BY                                 CODE S0507A  DCMA N. CALIFORNIA  P.O. BOX 232, 700 EAST ROTH ROAD, BLDG 330  FRENCH CAMP, CA 95231-0232  7. NAME AND ADDRESS OF CONTRACTOR   ALTAIRNANO, INC.  204 EDISON WAY  RENO, NV 89502-2306  8. N/A  9. DISCOUNT FOR PROMPT PAYMENT - N.A.  10. N/A  CODE 4BW32  11. SHOP TO/MARK FOR                                CODE N00014  OFFICE OF NAVAL RESEARCH  ATTN: DR. MICHELE ANDERSON, CODE 332  875 NORTH RANDOLPH ST.  ARLINGTON, VA 22203-1995  Ref. CONTRACT N00014-08-C-0093  12. PAYMENT WILL BE MADE BY                              CODE HQ339  DFAS COLUMBUS WEST ENTITLEMENT  PO BOX 182381  COLUMBUS, OH 43218-2381  16. TABLE OF CONTENTS PART I - THE SCHEDULE A SOLICITATION/CONTRACT FORM - 1 B SUPPLIES OR SERVICES AND PRICES/COSTS - 2 C DESCRIPTION/SPECS/WORK STATEMENT - 2 D PACKAGING AND MARKING - 2 F DELIVERIES OR PERFORMANCE - 2 G CONTRACT ADMINISTRATION DATA - 3 H SPECIAL CONTRACT REQUIREMENTS - 5 PART II - CONTRACT CLAUSES I CONTRACT CLAUSES - 8 PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH J LIST OF ATTACHMENTS - 15 PART IV - REPRESENTATIONS AND INSTRUCTIONS K REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS - 15  17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contactor is required to sign this document and return 2 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)  19A. NAME AND TITLE OF SIGNER   Alan J. Gotcher  President and Chief Executive Officer  19B. NAME OF CONTRACTOR /s/ Alan Gatcher  19C. DATE SIGNED  January 29, 2008  20A. NAME OF CONTRACTING OFFICER  Wade Wargo  Contracting Officer  20B. UNITED STATES OF AMERICA  /s/ Wade Wargo  20C. DATE SIGNED  1/29/2008

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED COST
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C and provide reports and data in accordance with Exhibit A.	$2,488,858
	000101 ACRN AA: $2,488,858
0002	Deliverables in Accordance with Tasks 1.4, 1.5, 3.7	NSP
0003	(2) Proof of concept 50 to 82 kW 82V sub-packs (1) Sub pack rack mount power distribution unit	NSP
TOTAL ESTIMATED CONTRACT CONSIDERATION:		$2,488,858

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1. The research effort to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).

2. The Contractor shall conduct the research effort under CLIN 0001 in accordance with Attachment
Number 1, entitled "Statement of Work".

SECTION D - PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.

SECTION E - INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have thirty (30) days after contractual delivery for acceptance.

SECTION F - DELIVERIES OR PERFORMANCE

1.The research effort performed under CLIN 0001 shall be conducted from date of contract award through 31 November 2008.

a. Item Number 0002 of Section B ((2) Proof of concept 50 to 82 kW 82V sub-packs) shall be delivered on or before 31 November 2008, F.O.B. Destination, to the person designated in Section F.2 of the contract.

b. Item Number 0003 of Section B ((1) Sub pack rack mount power distribution unit) shall be delivered on or before 31 November 2008, F.O.B. Destination, to the person designated in Section F.2 of the contract.

2.Prior to the expiration of the contract, the 2 sub packs and sub pack rack mount developed under

CLINs 0002 and 0003 shall be delivered to the following:
NSWC-CARDEROCK
Electricalchemical Power Sources
R&D Group, Power Systems Branch
9500 MacArthur Blvd
Attn: Dr. Patricia H. Smith
Bethesda, MD 20817
Ref. Contract N00014-08-C-0093

3.     Distribution, consignment and marking instructions for all reports/data shall be F.O.B. destination in accordance with Enclosure Number 1 of Exhibit A. The address for the cognizant Program Officer is as follows:

Office of Naval Research
875 North Randolph St.
Attn: Dr. Michele Anderson, Code 332
Arlington, Virginia 22203-1995
Ref: Contract N00014-08-C-0093

SECTION G - CONTRACT ADMINISTRATION DATA (2/14/05)

1.	PAYMENT AND INVOICE INSTRUCTIONS (COST REIMBURSEMENT)

1.1 Submission of Invoices

PAYMENT AND INVOICE INSTRUCTIONS (COST TYPE)
The Office of Naval Research will utilize the new DoD Wide Area Workflow Receipt and Acceptance (WAWF) system. This web based system located at https://wawf.eb.mil  provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/InvoicelPublic Vouchers (SF1034) will no longer be accepted for payment.

It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at http://wawftraining.com. The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed. Vendor Quick Reference Guides are also available at littp://www.acquisition.navy.inil/navyaos/content/view/full/3521/). The most useful guides are "Getting Started for Vendors", "WAWF Vendor Guide", and "Creating a Cost Voucher Invoice."

The designated CCR EB point of contact is responsible for activating the company's CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB will self-register on the WAWF and follow the instructions for a group administrator. After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register at the WAWF https://wawf.eb.mil.

The following required information should automatically fill-in via WAWF; if it does not fill-in, include the following:

Issue By DODAAC: N00014 Admin DODAAC: [Use the 6 character "ADMINISTERED BY" CODE as listed on page one of the award document]
Pay DODAAC: [Use the 6 character "PAYMENT WILL BE MADE BY" CODE as listed on page one of the award document]

Fill-in the following additional information:

DCAA Auditor DODAAC: [Look up via the AUDIT OFFICE LOCATOR at http://www.dcaa.mil. If you encounter any problems finding your cognizant audit office, write to dcaaweb@dcaa.mil or call ONR's DCAA liaison at (703)696-2603]

Service Approver DODAAC: N00014

The following additional information may need to be filled in;
LPO DODAAC: N00014 (Note - this line is required only when the the "PAYMENT WILL BE MADE BY" DODAAC begins with an 'N')
After self-registering and logging on to the WAWF system, click on the plus sign next to the word "Vendor" and then click on the "Create New Document" link. Enter the contract number, cage code, and Pay DODAAC (above) and hit submit. Select the "Cost Voucher" invoice type within WAWF-RA. This type of invoice fulfills any requirement for submission of the Material Inspection and Receiving Report, DD Form 250. Back up documentation, 5MB limit, can be included and attached to the invoice in WAWF under the "Mist Info" tab. Fill-in all applicable information under each tab.

Take special care when you enter Line Item information - the Line Item tab is where you will detail your request for payment and material/services that were provided based upon the contract. Be sure to fill in the following two informational items exactly as they appear in the contract:

Item Number: If the contract schedule has more than one ACRN listed as sub items under the applicable Contract Line Item Number (CLIN), use the 6 character separately identified Sub Line Item Number (SLIN) (e.g. — 0001AA) or Informational SLIN (e.g. — 000101), otherwise use the 4 character CLIN (e.g. — 0001).

ACRN: Fill-in the applicable 2 alpha character ACRN that is associated with the SLIN or CLIN. (Note — DO NOT INVOICE FOR MORE THAN IS STILL AVAILABLE UNDER ANY ACRN).

Special Payment Instructions for CLIN/SLINs with Multiple ACRNs/Lines of Accounting: (Note - since WAWF does not accept the use of multiple ACRNs for any single CHIN or SLIN on one invoice; multiple invoices may have to be used - use the WAWF "Line Item" "Description" area to note the the use of multiple invoices). For all invoices submitted against CLINs with multiple Accounting Classification Reference Numbers (ACRNs), the billing shall be paid from the earliest Fiscal Year (FY) appropriation first. Fiscal Year is determined from the 3 character in the "Appropriation (Critical)" part (Block 6B) of the Line of Accounting on the Financial Accounting Data Sheet of the contract (e.g., 1741319 for FY 2004 and 1751319 for FY 2005). In the event there are multiple ACRNs with the same FY of appropriation, billings shall be proportionally billed to all ACRNs for that FY in the same ratio that the ACRNs are obligated.

After all required information is included, click on the "Submit" button under the "Header" tab. Helpful Note: Shipment Number format should be three alpha and 4 numeric (e.g., SER0001).
Note: The contractor shall submit invoices for payment per contract terms and the Government shall process invoices for payment per contract terms.

If you have any questions regarding the WAWF, please contact the DoN WAWF Assistance Line at 1-866-618-5988.

1.2 Payment of Allowable Costs

As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

(a) Costs, as provided for under the contract clause entitled "Allowable Cost and Payment," shall not exceed the amount set forth as "Estimated Cost" in Section B, and is subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds" whichever is applicable.

2. PROCURING OFFICE REPRESENTATIVES

(a) In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

Contract Negotiator — Mr. Joseph F. Pletscher, ONR 0254, (703) 588-2435, E-Mail Address: Joseph.Pletscher.ctr@navy.miI

Inspection and Acceptance — Dr. Michele Anderson, ONR Code 332 (703) 696-1938, E-Mail Address: Michele.Anderson1@navy.mil

Security Matters Ms. Sheila Neal, ONR 43, (703) 696-8177, DSN 426-8177, E-Mail Address: Sheila_Neal@onr.navy.mil

Patent Matters - Mr. James Bechtel, ONR 00CC, (703) 696-4007, DSN 426-4007, Email Address: James_Beehtel@onr.navy.mil

(b) The Administrative Contracting Officer will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, 875 North Randolph St., Arlington, VA 2203-1995, The Corporate Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

3. TYPE OF CONTRACT

This is a Cost-Reimbursement Completion Contract

SECTION H - SPECIAL CONTRACT REQUIREMENTS

1.      ONR 5252.235-9714 REPORT PREPARATION (FEB 2002)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI/NISO Z39.18-1995, Scientific and Technical Reports: Elements, Organization, and Design.

[NOTE: All NISO American National Standards are available as free, downloadable pdf(s) at http://www,niso.org/standards/index.html. NISO standards can also be purchased in hardcopy form from NISO Press Fulfillment, P. 0. Box 451, Annapolis Junction, MD 20701-0451 USA. Telephone U.S. and Canada: (877) 736-6476; Outside the U.S. and Canada: 301-362-6904
Fax: 301-206-97891

2.             Invention Disclosures and Reports

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer.

3.            ONR 5252.237-9705 Key Personnel (DEC 88)

(a) The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of the contract as "key personnel". No substitutions may be made except in accordance with this clause.

(b) The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent's sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least 30 days in advance 60 days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.

(c) Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor in writing of his/her approval or disapproval thereof.

(d) In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.

The following are identified as key personnel:

Labor Category	First/M/Last Name
Principal Investigator	Dr. V. Evan House

4.     ONR 5252.242-9718 TECHNICAL DIRECTION (FEB 2002)

(a) Performance of the work hereunder is subject to the technical direction of the Program
Officer/COR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:

(1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;

(2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.

(b)Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:

(1) Assign additional work under the contract;

(2) Direct a change as defined in the contract clause entitled "Changes";

(3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or

(4) Change any of the terms, conditions or specifications of the contract.

(c)The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

(d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.

5.     CONSENT TO SUBCONTRACT

The services of the following subcontractors and/or consultants have been identified as necessary for the performance of this contract:

Identified Subcontractor	Estimated Cost
TAWAS Industries	$100,000

The preceding listing shall constitute the written consent of the Contracting Officer required by Paragraphs (c), (d) and (e) of the contract clause at FAR 51244-2 entitled "Subcontracts". The Contracting Officer's written consent to subcontract is required for:

(i) services acquired under a cost-reimbursement, time-and-materials, or labor-hour type subcontract or agreement;

(ii) fixed price contracts that exceed the greater of $100,000 or 5 percent of the total estimated cost of the contract;

This consent is based upon the information submitted by the prime contractor in accordance with FAR 52.244-2 (f) (1) (i) through (vii).

SECTION I - CONTRACT CLAUSES (December, 17 2007)

COST REIMBUSEMENT (NO FEE)

* Attention: Prime Contractors, If a subaward is made to an educational institution, Prime Contractors are directed to please refer to the ONR Model Award for appropriate flow-down clauses to universities. See http://www.onr.navy.mil; click on Contracts & Grants ;and then click on Model Awards. Finally click on Flow Down Clauses for Educational Institutions.

FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://www.arnet.gov/far/
http://farsite.hill.af.mil/farsite script.html

For instance, a dollar threshold may trigger the applicability of the clause or a certain condition of the research may trigger the applicability of the clause. In order to provide some assistance, as to when a dollar threshold triggers a clause, we have associated certain symbols with dollar thresholds. The symbols and their appropriate dollar thresholds are as follows:

*           Applies when contract action exceeds $10,000
**           Applies when contract action exceeds $100,000
+           Applies when contract action exceed $500,000
++	Applies when contract action exceeds $550,000 and
subcontracting possibilities exist. Small Business Exempt.
#	Applies when contract action exceeds $650,000

I.      FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

** FAR 52.202-1	Definitions (JUL 2004)
** FAR 52,203-3	Gratuities (APR 1984)
** FAR 52.203-5	Covenant. Against Contingent Fees (APR 1984)
** FAR 52.203-6	Restrictions on Subcontractor Sales to the Government (SEP 2006)
** FAR 52.203-7	Anti-Kickback Procedures (JUL 1995)
** FAR 52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (JAN 1997)
** FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)
** FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions (SEP 2007)
** FAR 52.204-4	Printed or Copied Double-Sided on Recycled Paper (AUG 2000)

FAR 52.204-7	Central Contractor Registration (JUL 2006)
FAR 52.204-8	Annual Representations and Certifications (JAN 2006)
FAR 52,211-15	Defense Priority and Allocation Requirements (SEP 1990)
** FAR 52.215-2	Audit and Records — Negotiations (JUN 1999) and Alternate II (APR 1998)
FAR 52.215-8	Order of Precedence - Uniform Contract Format (OCT 1997)
# FAR 52.215-10	Price Reduction for the Defective Cost or Pricing Data (OCT 1997) (The clause is applicable to subcontracts over $650,000.)
# FAR 52,215-12	Subcontractor Cost or Pricing Data (OCT 1997) (Applicable to subcontracts over $650,000 only)
** FAR 52.215-14	Integrity of Unit Prices (OCT 1997) and Alternate I (OCT 1997) (Alternate I is applicable if the action is contracted under Other Than Full and 0 Ben Competition)
# FAR 52.215-15	Pension Adjustments and Asset Reversions (OCT 2004)
# FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions (JUL 2005)
# FAR 52.215-19	Notification of Ownership Changes (OCT 1997) (Applicable when Cost or Pricing Data is required)
FAR 52.216-7	Allowable Cost and Payment (DEC 2002)
FAR 52.216-8	Eked Fee (MAR 1997)
** FAR 52.219-4	Notice of Price Evaluation Preference for HUBzone Small Business Concerns (JUL 2005)
** FAR 52.219-8	Utilization of Small Business Concerns (MAY 2004)
++ FAR 52.219-9	Small Business Subcontracting Plan (NOV 2007)
++ FAR 52.219-16	Liquidated Damages- Subcontracting Plan (JAN 1999)
FAR 52.219-28	Post-Award Small Business Representation (JUN 2007)
FAR 52.222-1	Notice to the Government of Labor Disputes (FEB 1997)
** FAR 52.222-2	Payment for Overtime Premiums (JUL 1990) (Note: The word "zero" is inserted in the blank space indicated byan asterisk)
FAR 52.222-3	Convict Labor (JUN 2003) (Reserved when FAR 52.222-20 Walsh Healy Public Contracts Act is applicable)
** FAR 52,222-4	Contract Work Hours and Safety Standards Act - Overtime Compensation (JUL 2005)
FAR 52,222-21	Prohibition of Segregated Facilities (FEB 1999)
FAR 52.222-26	Equal Opportunity (MAR 2007)
** FAR 52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006)
** FAR 52,222-36	Affirmative Action for Workers with Disabilities (JUN 1998)
** FAR 52,222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006)
FAR 52.222-50	Combating Trafficking in Persons (AUG 2007)
** FAR 52.223-14	Toxic Chemical Release Reporting (AUG 2003)
FAR 52.225-13	Restrictions on Certain Foreign Purchases (FEB 2006)
** FAR 52.227-1	Authorization and Consent (DEC 2007) Alternate I (APR 1984)
** FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (DEC 2007)
FAR 52.228-7	Insurance Liability to Third Persons (MAR 1996) (Further to paragraph (a)(3), unless otherwise stated in this contract, types and limits of insurance required are as stated in FAR 28.307-2)

FAR 52.232-9	Limitation on Withholding of Payments (APR 1984)
** FAR 52.232-17	Interest (JUN 1996)
FAR 52.232-23	Assignment of Claims (JAN 1986) and Alternate I (APR 1984)
FAR 52.232-25
Prompt Payment (OCT 2003) and Alternate I (FEB 2002) (The words "the 30th day" are inserted in lieu of "the 7th day" at (a) (5) (i). [When Alternate I is applicable (a)(5)(i) does do not apply] [Alternate I applies when awarding a cost reimbursement contract for services]

FAR 51232-33	Payment by Electronic Funds Transfer - Central Contractor Registration (OCT 2003)
FAR 52.233-1	Disputes (JULY 2002)
FAR 52,233-3	Protest After Award (AUG 1996) and Alternate I (JUN 1985)
FAR 52.242-1	Notice of Intent to Disallow Costs (APR 1984)
# FAR 52.242-3	Penalties for Unallowable Costs (MAY 2001)
FAR 52.242-4	Certification of Final Indirect Costs (JAN 1997)
** FAR 52,242-13	Bankruptcy (JUL 1995)
FAR 52.242-15	Stop Work Order (AUG 1989) and Alternate I (APR 1984)
** FAR 52.244-2	Subcontracts (JUN 2007) and Alternate I (JUN 2007) [se Alternate I for cost-reimbursement contracts]
** FAR 52.244-5	Competition in Subcontracting (DEC 1996)
FAR 52.244-6	Subcontracts for Commercial Items (MAR 2007)
FAR 52,245-1	Government Property (JUN 2007)
FAR 52.245-9	Use and Charges (JUN 2007)
FAR 52.249-6	Termination (Cost-Reimbursement) (MAY 2004)
FAR 52.249-14	Excusable Delays (APR 1984)
FAR 52.251-1	Government Supply Sources (APR 1984)
FAR 52.253-1	Computer Generated Forms (JAN 1991)

II. DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

** DFARS 252,203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies (DEC 2004)
DFARS 252,204-7003	Control of Government Work Product (APR 1992)
DFARS 252.204-7004	Alternate A, Central Contractor Registration (SEP 2007)
** DFARS 252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country (DEC 2006)
DFARS 252.211-7003	Item Identification and Valuation (JUN 2005) (
# DFARS 252.215-7000	Pricing Adjustments (DEC 1991)
DFARS 252.2] 5-7004	Excessive Pass-Through Charges (APR 2007)
# DFARS 252.219-7003
Small, Small Disadvantage and Women-owned Small Business Subcontracting Plan (DoD Contracts)(APR 2007) (Use this clause in solicitations and contracts that contain the clause at FAR 52.219-9, Small Business Subcontracting Plan.)

DFARS 252.219-7004	Small, Small Disadvantaged and Women-owned Small Business Subcontracting Plan (Test Program) (JUN 1997)

DFARS 252.225-7004	Reporting of Contract Performance Outside the United States and Canada-Submission After Award(MAY 2007)
** DFARS 252.225-7012	Preference for Certain Domestic Commodities (JAN 2007)
** DFARS 252.225-7013	Duty-Free Entry (JUN 2006)
DFARS 252.225-7031	Secondary Arab Boycott of Israel (JUN 2005)
+ DFARS 252.226-7001
Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Use in solicitations and contracts for supplies or services exceeding $500,000 in value.)

DFARS 252.227-7013	Rights in Technical Data — Noncommercial Items (NOV 1995), and Alternate I (JUN 1995)
DFARS 252.227-7014	Rights In Noncommercial Computer Software and Noncommercial Computer Software Documentation (JUN 1995)
DEARS 252.227-7016	Rights in Bid or Proposal Information (JUN 1995)
DFARS 252.227-7019	Validation of Asserted Restrictions — Computer Software (JUN 1995)
DFARS 252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends (JUN 1995)
DEARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government (JUN 1995)
DFARS 252.227-7030	Technical Data — Withholding of Payment (MAR 2000)
DEARS 252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999)
DFARS 252.231-7000	Supplemental Cost Principles (DEC 1991)
DFARS 252.232-7003	Electronic Submissions of Payment Requests (MAR 2007)
** DFARS 252.243-7002	Requests for Equitable Adjustment (MAR 1998)
DFARS 252.245-7001	Reports of Government Property (MAY 1994)
DFARS 252.251-7000	Ordering from Government Supply Sources (NOV2004)

(B) ADDITIONAL FAR AND DFARS CLAUSES

This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: h ttp : //ww w .arn et. gov/far/

FAR 52.204-2
Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD Form 254, Contract Security Classification Specification, is issued to the contractor)

X	FAR 52.209-6	Protecting the Government's Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (SEP 2006) (Applicable to contracts exceeding $30,000 in value.)
	FAR 52.215-16	Facilities Capital Cost of Money (JUN 2003) (Applicable if the Contractor did propose facilities capital cost of money in the offer)

X	FAR 52.215-17	Waiver of Facilities Capital Cost of Money (OCT 1997)(Applicable if the contractor does not propose facilities capital cost of money in the offer)
X	FAR 52.215-21
Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications (OCT 1997) (Applicable to 'contracts' if cost or pricing data or information other than cost or pricing data will be required for modifications)

X	FAR 52.216-11	Cost Contract — No Fee (APR 1984)
FAR 52.217-9
Option to Extend the Term of the Contract (MAR 2000) (In paragraph (a), insert "XX", and in paragraph (c), insert "XX") (Applicable if contract contains line item(s) for option(s)) (Complete the spaces in parentheses)

	FAR 52.219-3	Notice of Total HUBZone Set-Aside (JAN 1999)
	FAR 52.219-6	Notice of Total Small Business Set-Aside (JUN 2003)
	FAR 52.219-7	Notice of Partial Small Business Set-Aside (JUN 2003) and Alternate I (OCT 1995) Alternate II (MAR 2004)
FAR 52.219-10
Incentive Subcontracting Program (OCT 2001) (Applicable at the PCO's discretion to contract actions exceeding $550,000 and when subcontracting possibilities exist. The clause is small business exempt) (In paragraph (b), insert the appropriate number between 0 and 10 — "XX") (Complete the space in the parentheses)

	FAR 52.219-25	Small Disadvantaged Business Participation Program - Disadvantaged Status and Reporting (OCT 1999) (Applicable if contract includes FAR 52.219-24)
FAR 52.219-26
Small Disadvantaged Business Participation Program - Incentive Subcontracting Program (OCT 2000) (Applicable at the PCO's discretion to contract actions exceeding $100,000 and when subcontracting possibilities exist. The clause is small business exempt) (In paragraph (b), insert the appropriate number between 0 and 10 — "XX") (Complete the space in the parentheses)

X	FAR 52.222-20	Walsh Healy Public Contracts Act (DEC 1996) (Applicable if the contract includes deliverable materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000)
X	FAR 52.223-5	Pollution Prevention and Right-to-Know Information (AUG 2003) (Applicable if contract provides for performance, in whole or in part, on a Federal facility)
X	FAR 52.223-6	Drug-Free Workplace (MAY 2001) (Applies when contract action exceeds $100,000 or at any value when the contract is awarded to an individual)
FAR 52.230-2
Cost Accounting Standards (APR 1998) (Applicable when contract amount is over $500,000, if contractor is subject to full CAS coverage, as set forth in 48 CFR Chapter 99, Subpart 9903.201-2(a) (FAR Appendix B)

FAR 52.230-3
Disclosure and Consistency of Cost Accounting Practices (APR 1998) (Applicable in negotiated contracts when the contract amount is over $500,000, but less than $50 million, and the offeror certifies it is eligible for and elects to use modified CAS coverage (see 48 CFR 9903.201-2 (FAR Appendix))

	FAR 52.230-6	Administration of Cost Accounting Standards (APR 2005) (Applicable if contract is subject to either clause at FAR 52.230-2, FAR 52.230-3 or FAR 52.230-5)
X	FAR 52.232-20	Limitation of Cost (APR 1984) (Applicable only when contract action is fully funded)
	FAR 52.232-22	Limitation of Funds (APR 1984) (Applicable only when contract action is incrementally funded)
FAR 52.239-1
Privacy or Security Safeguards (AUG 1996) (Applicable to contracts for information technology which require security of information technology, and/or are for the design, development, or operation of a system of records using commercial information technology services or support services.)

FAR 52.245-2
Government Property Installation Operation Services (JUN 2007)(Insert the clause in service contracts to be performed on a Government installation when Government-furnished property will be provided for initial provisioning only and the Government is not responsible for repair or replacement)

	DFARS 252.201-7000	Contracting Officer's Representative (DEC 1991) (Applicable when appointment of a Contracting Officer's Representative (COR) is anticipated.)
	DFARS 252.203-7002	Display of DoD Hotline Poster (DEC 1991) (Applicable only when contract action exceeds $5 million or when any modification increases contract amount to more than $5 million)
X	DFARS 252.204-7000	Disclosure of Information (DEC 1991) (Applies when Contractor will have access to or generate unclassified information that may be sensitive and inappropriate for release to the public)
	DFARS 252.204-7005	Oral Attestation of Security Responsibilities (NOV 2001) (Applicable if FAR 52.204-2, Security Requirements Applies)
X	DFARS 252.205-7000
Provision of Information to Cooperative Agreement Holders (DEC 1991) (Applicable only when contract action exceeds $1,000,000 or when any modification increases total contract amount to more than $1,000,000)

	DFARS 252.211-7003	Item Identification and Valuation (JUN 2005) (Applicable if the contract includes items (1) with a unit cost of $5000 or more or (2) that will be serially managed or controlled inventory)
X	DFARS 252.215-7002	Cost Estimating System requirements (DEC 2006) (Applicable only to contract actions awarded on the basis of certified cost or pricing data)
DFARS 252.223-7004
Drug-Free Work Force (SEP 1988) (Applicable (a) if contract involves access to classified information: or (b) when the Contracting Officer determines that the clause is necessary for reasons of national security or for the purpose of protecting the health or safety of performance of the contract.

X	DFARS 252.223-7006	Prohibition on Storage and Disposal of Toxic and Hazardous Materials (APR 1993) (Applicable if work requires, may require, or permits contractor performance on a Doll installation)

DFARS 252.225-7001
Buy American Act and Balance of Payments Program (JUN 2005) (Applicable if the contract includes deliverable supplies) (This clause does not apply if an exception to the Buy American Act or Balance of Payments Program is known or if using the clause at 252,225-7021, or 252,225-7036.)

DFARS 252,225-7002	Qualifying Country Sources as Subcontractors (JUN 2005) (Applicable when clause at DFARS 252,225-7001, 252.227-7021, or 252.227-7036 applies)
DFARS 252.225-7016
Restriction On Acquisition Of Ball And Roller Bearings (MAR 2006) (Applicable if contract includes deliverable supplies, unless Contracting Officer knows that items being acquired do not contain ball or roller bearings)

DFARS 252.242-7004
Material Management and Accounting System (NOV 2005) (Applicable to contract actions exceeding $100,000) (Not applicable for contracts awarded to small businesses, educational institutions, or nonprofit organizations)

DFARS 252.246-7000
Material Inspection and Receiving Report (MAR 2003) (Applicable to contracts with separate and distinct deliverables. Does not apply to R&D contracts calling for delivery of not-separately-priced end items or scientific/technical reports)

(C) COST REIMBURSEMENT RESEARCH AND DEVELOPMENT (NO FEE) CLAUSES

The following FAR and DFARS clauses apply to Cost Reimbursement Research and Development (No Fee) Contracts and are either required by regulation or are required when the circumstances of the contract warrant that they apply: (** - applies to contract actions exceeding $100,000)

The following FAR and DFARS clauses are for a Cost Reimbursement Research and Development with No Fee and apply when specifically marked with a (X):

	FAR 52.227-10	Filing of Patent Applications —Classified Subject Matter (DEC 2007) (Applicable if contract is subject to FAR clause 52.204-02 and either 52.227-11)
X	FAR 52.227-11	Patent Rights — Retention by the Contractor (Short Form) (DEC 2007) (Applicable if contractor is a small business or non profit organization)
X	DFARS 252.227-7039	Patents — Reporting of Subject Inventions (APR 1990) (Applied when FAR 52.227-11 applies)

SECTION J - LIST OF ATTACHMENTS

1.	Exhibit A, entitled, "Contract Data Requirements List" (DD Form 1423)

2.	Enclosure Number (1), entitled, "Contract Data Requirements List — Instructions for Distribution" — 2 Pages

3.	Attachment Number (1), entitled, "Statement of Work" — 7 Pages

4.	Attachment Number (2), SF Form 298 entitled, "Report Documentation Page"- 1 Page

5.	Attachment Number (3), entitled, "Financial Accounting Data Sheet." — 2 Page

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

1. The Contractor's ORCA validation dated from: 12/05/2007 to: 12/05/2008 is hereby incorporated into this contract by reference. The DFARS and Contract Specific Representations and Certifications, dated 04/26/2007 are hereby incorporated by reference.

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY
0001	A	TDP ___ TM ___ OTHER X

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Advanced Batteries Based on Nano-Scaled Lithium Titanium Oxide	N00014-08-C-0093	Altairnano, Inc.

Data Item A001

Field	Entry
1. DATA ITEM NO.	A001
2. TITLE OF DATA ITEM	Progress Reports
3. SUBTITLE	
4. AUTHORITY (Data Acquisition Document No.)	
5. CONTRACT REFERENCE	See Section H.1
6. REQUIRING OFFICE	See Section F
7. DD 250 REQ	LT*
8. APP CODE	N/A
9. DIST STATEMENT REQUIRED	D
10. FREQUENCY	Monthly
11. AS OF DATE	*
12. DATE OF FIRST SUBMISSION	*
13. DATE OF SUBSEQUENT SUBMISSION	*
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
See Enclosure Number 1			
15. TOTAL →			

16. REMARKS

Data Item A002

Field	Entry
1. DATA ITEM NO.	A002
2. TITLE OF DATA ITEM	Final Report
3. SUBTITLE	
4. AUTHORITY (Data Acquisition Document No.)	
5. CONTRACT REFERENCE	See Section H.1
6. REQUIRING OFFICE	See Section F
7. DD 250 REQ	DD*
8. APP CODE	N/A
9. DIST STATEMENT REQUIRED	D, See Block 16 of A0001
10. FREQUENCY	ONE/R
11. AS OF DATE	**
12. DATE OF FIRST SUBMISSION	**
13. DATE OF SUBSEQUENT SUBMISSION	N/A
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
See Enclosure Number 1			
15. TOTAL →			

16. REMARKS

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Joseph F. Pletscher	01/14/2008	Wade Wargo	01/14/2008

DD FORM 1423-2, AUG 96 (EG) PREVIOUS EDITION MAY BE USED Page 1 of 1 Page(s)

CONTRACT DATA REQUIREMENTS LIST  A. CONTRACT LINE ITEM NO. - 0001  B. EXHIBIT - A  C. CATEGORY - [X] OTHER  D. SYSTEM/ITEM -   Advanced Batteries Based on Nano-Scaled Lithium Titanium Oxide  E. CONTRACT/PR NO. N00014-08-C-0093  F. CONTRACTOR - Altairnano, Inc.  1. DATA ITEM NO. - A001  2. TITLE OF DATA ITEM - Progress Reports  5. CONTRACT REFERENCE - See Section H.1  6. REQUIRING OFFICE - See Section F  7. DD 250 REQ - LT*  8. APP CODE - N/A  9. DIST STATEMENT REQUIRED - D  10. FREQUENCY - Monthly  11. AS OF DATE - *  12. DATE OF FIRST SUBMISSION - *  13. DATE OF SUBSEQUENT SUBMISSION - *  14. DISTRIBUTION - See Enclosure Number 1  15. REMARKS   These reports, submitted monthly for the purpose of reporting progress (both technical and cost expenditure status), may be in the form of a letter report or a technical report.   "DISTRIBUTION D. Distribution authorized to DoD and US DoD contractors only (Critical Technology) (10-APR-2007). Other requests for this document shall be referred to the Office of Naval Research, Dr. Michele Anderson, Code: 332, 875 N. Randolph St. Arlington, VA 22203-1995."  1. DATA ITEM NO. - A002  2. TITLE OF DATA ITEM - Final Report  5. CONTACT REFERENCE - See Section H.1  6. REQUIRING OFFICE  - See Section F  7. DD 250 REQ - DD*  8. APP CODE - N/A  9. DIST STATEMENT REQUIRED - D, See Block 16 of A0001  10. FREQUENCY - ONE/R  11. AS OF DATE - **  12. DATE OF FIRST SUBMISSION - **  13. DATE OF SUBSEQUENT SUBMISSION - N/A  14. DISTRIBUTION - See Enclosure Number 1  16. REMARKS    * The contractor shall include a summary of tasks accomplished under this effort as well as any relevant databases, software based models, and software source code developed under this effort with the Final Report.   * Inspection and acceptance is required by the Program Officer. The type of voucher in WAWF specified in Section G will be used as a Material Inspection and Receiving Report in lieu of the DD Form 250. Information copies shall be sent to the appropriate parties in accordance with Enclosure Number 1.   ** The Final Report shall be delivered no later than the end date specified in Section F.  G. PREPARED BY - Joseph F. Pletscher  H. DATE - 1/14/2008  I. APPROVED BY  - Wade Wargo  J. DATE - 01/14/2008

ENCLOSURE NUMBER 1
CONTRACT DATA REQUIREMENTS LIST
INSTRUCTIONS FOR DISTRIBUTION

DISTRIBUTION OF TECHNICAL REPORTS AND FINAL REPORT

The minimum distribution of technical reports and the final report submitted in connection with this contract is as follows:

ADDRESSEE	DODAAD CODE	NUMBER OF COPIES
		UNCLASSIFIED / UNLIMITED	UNCLASSIFIED/LIMITED AND CLASSIFIED
Program Officer, Dr. Michele Anderson E-Mail: michele.andersonl@navy.mil	N00014	1	1
Administrative Contracting Officer*	S0507A	1	1
Director, Naval Research Lab Attn: Code 5596 4555 Overlook Avenue, SW Washington, D.C. 20375-5320 E-mail:reports@library.nrl.navy.mil	N00173	1	1
Defense Technical Information Center 8725 John J. Kingman Road STE 0944 Ft. Belvior, VA 22060-6218 E-mail: TR@Dtic.mil	HJ4701	2	2

* Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

ELECTRONIC SUBMISSIONS OF TECHNICAL REPORTS IS PREFERRED AND ENCOURAGED. ELECTRONIC SUBMISSION SHOULD BE SENT TO THE E-MAIL ADDRESSES PROVIDED IN THE ABOVE TABLE, HOWEVER PLEASE NOTE THE FOLLOWING:

•	Only Unlimited/Unclassified document copies may be submitted by e-mail.

•	Unclassified/Limited has restricted distribution and a classified document (whether in its entirety or partially) is to be distributed in accordance with classified material handling procedures.

•	Electronic submission to DIRECTOR, NAVAL RESEARCH LAB, shall be unclassified/unlimited reports and 30 pages or less. If unclassified and more than 30 pages, hardcopies of reports must be mailed.

•
Electronic submission to DTIC shall be unclassified/unlimited reports. If submission is for limited documents, please send them in on a disk or sign up for DTIC's web-based document submission system at http://www.dtic.mil/dtic/submitting/elec subm.html

If the Program Officer directs, the Contractor shall make additional distribution of technical reports in accordance with a supplemental distribution list provided by the Program Officer.

DISTRIBUTION OF PROGRESS REPORTS, which are NOT, Technical Reports

The minimum distribution for reports that are not technical reports is as follows:

		NUMBER OF COPIES
ADDRESSEE	DODAAD CODE	UNCLASSIFIED/ UNLIMITED	UNCLASSIFIED/LIMITED AND CLASSIFIED
Program Officer, Dr. Michele Anderson E-Mail: michele.anderson1@navy.mil	N00014	1	1
Administrative Contracting Officer*	S0507A	1	1

*Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

STATEMENT OF WORK

Task 1:           Cell Development

Task 1.1 — Positive Electrode Material Optimization
Several types of positive electrode materials will be evaluated in terms of their performance, safety and life characteristics including LiMn2O4, LiCoO2, LiNixCoxMnxO2 and their mixtures. The LiMn2O4 electrode material yields cells with higher power and rate capability but lower specific energy, while the LiCoO2, LiNixCoxMnxO2 based cells have significantly higher specific energy but lower power performance. The positive electrode material's morphology, in particular its specific surface area and particle size distribution also has significant impact on cell power and charge/discharge rate capability. One of the objectives of this project is to define the limitation of these positive electrode materials and their mixtures in terms of cell specific power to specific energy trade-off. The effect of specific surface area (BET) and particle size distribution of the positive electrode materials on the cell specific power and energy will be also studied. The results will be summarized in families of Ragone Plots expressing the continuous cell power vs. cell specific energy. This data will allow selection of the optimal positive electrode material and its morphology relative to any specific battery application.

Task 1.2 — Electrolyte Optimization
Two families of electrolytes will be evaluated in terms of their life, safety and extremes of temperature performance. The first family comprises LiPF6 salt dissolved in multi- component solvents that include EC as a basing solvent and several combinations of EMC, DMC, DEC ethers as co solvents. The second family comprises LiPF6 salt dissolved in multi-component solvents that include GBL as a primary solvent and several combinations of EC, EMC, DMC, DEC as a co-solvents. VC and AD25 as electrolyte additives will be studied for their beneficial effect it terms of low and high temperature performance. Our previous experience has shown that the initial cell formation condition has significant impact on the cell's cycle and calendar life performance and is attributed to formation of an interface layer with different chemistry on both electrodes. Thus the optimal formation conditions as a function of electrolyte nature and additives will be also studied in this project.

Task 1.3 — Cell Packaging
Due to the long cycle life of the n-LTO technology, we expect that cell packaging is the limiting factor to calendar life. Soft type laminate packaging is the most desirable packaging type due to cost, ease of cell manufacture and thermal management design. However, soft packaging is unproven in terms of its life characteristics. On the other hand, initial physiochemical calculations indicate that seals can be optimized to mitigate the failure modes of moisture intrusion and electrolyte diffusion. Altairnano will optimize current packaging by developing the design and process parameters for long life seals. Optimal process parameters will be determined by pull strength testing of sample seals. A design of experiments will be performed with variables of temperature, pressure and time to determine optimal seal strength. Accelerated seal life testing will be performed through sealing electrolyte in pouches and periodically weighing while stored at 45°C and 75°C. Diffusion calculations will be performed to understand the kinetics of moisture intrusion and electrolyte loss.

Attachment No. 1
1

Task 1.4 — Thermal Performance
A matrix study will be performed on current production 11Ah energy cells and 2.5Ah power cells to understand the limits of high temperature operation of n-LTO cells in terms of the impact of the life of batteries built from the cells. Cells will be cycled at temperatures of 35°C, 55°C and 75°C at charge / discharge rates of IC, 5C and 10C. Micro calorimeter data at temperatures from -20°C to 75°C will be gathered for use in the design of the deliverable battery's thermal management systems.

A minimum of 11 cells will be delivered to NSWC, CARDEROCK for evaluation. At NSWC, cells will be cycled for 3 months at 25°C and 60°C. Throughout this time, cells will be removed and their resistance monitored using AC impedance. A number of cells will undergo a post mortem to visually evaluate the cause of cell failure. If it appears that one or both of the electrodes are responsible for cell failure then they will be analyzed using X-Ray Photoelectron Spectroscopy to determine the nature of the interactions that may be occurring between the electrode and the electrolyte. This study will help determine the amount of degradation that can be expected of nLTO/Li,,MyOz cells when they are subjected to Navy vehicle conditions.

Task 1.5 — Safety Characteristics
A minimum of 12 cells will be submitted to the NSWC-CARDEROCK facility for safety characterization. The following tests will be performed on the Altairnano nLTO/Li,MyOz cells as required to define their safety characteristics as applies to Instruction S9310-AQSAF-010. These tests will provide a portion of the total safety evaluation package that will be required to eventually get a full-up battery approval. Due to the size of the full-up battery, final system battery testing and the fleet "Safety Approval" from the Naval Ordnance Security and Safety Activity (NOSSA) will have to be done/obtained by NSWC-Crane. Lithium battery safety approval is specific to the battery design and system or device per Navy Instruction 59310 and therefore has to be done at the full-up system level, but preliminary cell/module safety characterization per TM 59310 testing can reduce the quantity of full-up hardware testing required thus minimizing the material and testing costs demanded by full-up system battery testing. The following characterization tests will be run on cells (three cells for each test) at NSWCCARDEROCK:

1. Overcharge/Discharge Test
2. Over discharge/Charge Test
3. High Temperature Test
4. Aging Safety Test

Task 1.6 — Prepare Report
Results of the cell studies will be discussed in a report.

Task 2:Battery System Development

Task 2.1 — Ultrasonic Welding Study
Methods to measure the quality of cell-to-cell ultrasonic welds will be deployed to define quality. Pull-test equipment will be purchased to support this activity.

Attachment No. 1
2

Task 2.2 — Cell Retention Study
Finding a method for holding cells in place is critical to long-term reliability. Due to the normal dimensional variation in cells, pre-formed cell holders, including any type of metal cell container, present difficulties. Therefore, we believe that forming a structure around the cells after they are joined together is the most promising approach to this problem. We will investigate materials that could be used for this purpose as well as methods for injecting the material while protecting the cells during this process. We will also develop methods to maintain passages for air-cooling.

Task 2.3 — Interconnect System Development
Methods and materials for making the high power connections within the battery system will be studied.

Task 2.4 — Thermal Management Study
A thermal finite element model of the battery system will be created. Controlled physical tests will be performed to validate the finite element model.

Task 2.5 — Control Algorithm Development
Algorithms for management of the batteries will be developed to provide for proper operation of the batteries to insure long life and to accurately report the state of the batteries in the system.

Task 2.6 — Prepare Report
A report will be created summarizing the results of the battery system development studies.

Task 3:           Battery System Design

Task 3.1 — Battery Module Layout
The arrangement of battery modules in a sub-pack will be defined based on the requirements for the system. This will include alternative packaging of final battery pack.

Task 3.2 — Enclosure Design
A sub-pack enclosure will be designed, including material and structural definition, such that the battery system can meet performance and environmental requirements. Any features required for module location, interconnect placement, placement and mounting of other components, and sub-pack-to-sub-pack mounting will be included.

Task 3.3 — Battery Management Electronics Hardware Design
The battery management circuit design and components will be defined and documented via drawings and specifications. The electronics packaging, mounting, and physical interface details will be determined.

Task 3.4 - Battery Management Electronics Software Design
The algorithms necessary to manage the battery system will be determined. The data management and reporting details will be determined.

Attachment No. 1
3

Task 3.5 — Interconnect Component Design
The mechanical design of the interconnect components will be defined and documented.

Task 3.6 - Thermal Management System Component Design
Using a finite element model, thermal management strategies will be evaluated. Thermal management components will be designed or selected based on the thermal needs of the battery system. Final design will be documented via drawings/specifications.

Task 3.7 — Battery Assembly Safety Testing
12 Battery modules will be prototyped and submitted to NSWC-CARDEROCK for safety testing according to S9310-AQ-SAF-010.

24 Battery modules will be prototyped and submitted to NSWC-CRANE for safety testing according to UN3090.

Task 3.8 - Design Review
A formal design review will be held to review the requirements driving the battery system design, the design choices made, and the capability of the defined design to meet the requirements.

Task 4:          Battery System Control and Interface Development Design

Task 4.1 - Control and Interface System Architecture Development
Sub-pack interface system architecture options will be evaluated, and the architecture for the overall rack mount power distribution system will be chosen.

Task 4.2 - Selection of Available Off-the-Shelf System Components
The power interface system will be based on available commercial uninterruptible power supply hardware. Components will be chosen to demonstrate the system architecture and to enable evaluation of the battery technology.

Task 4.3 - Design of Custom System Components
Custom designs will be developed when specific system components are not available commercially in the configuration required for this battery system.

Task 4.4 - Operator Interface Design
The operator interface will be developed according to requirements to be provided by the Navy. Various operator interface designs are possible and can be considered based on requirements and application. This can be done to maximize efficiency of operation and ease of handling for installation and servicing.

Task 4.5 - Design Review
A formal review will be held to communicate the requirements driving the control and interface system design, the design choices made, and the capability of the resulting system to meet the requirements.

Attachment No. 1
4

Task 5:          Interface and Control System Build and Test

Task 5.1 — Build control and sub-pack interface system
Control and sub-pack interface system components will be defined in the bill of materials and result from the design process. The drawing/specification will be defined in the design process. The deliverable modules, sub-packs and interface unit will be fabricated using internal capabilities in addition to out-sourcing to local machine shops.

Task 5.2 — Integrate Control and Interface System

The interface system components will be assembled and integrated with battery assembly.

Task 5.3 — Control and Interface System Testing

Task 5.3.1 — Duty Cycle Testing
The control and interface system will be tested to the required duty cycle(s) to verify proper performance.

Task 5.3.2. — Output Power Stability Testing
The control and interface system will be tested to verify the output power provided by the system meets requirements.

Task 6:         Prototype Battery System Build and Test

Task 6.1 — Build Battery System Electronics
The battery management system electronics hardware for two prototype battery systems will be built.

Task 6.2 — Build Other Battery System Components
The enclosure, interconnect components, thermal management components, etc. for two prototype sub-pack battery systems will be built.

Task 6.3 — Assemble Deliverable Battery System

The components will be assembled into one battery system for delivery to the Navy for evaluation.

Task 6.4 — Assemble Durability Testing Battery System
A second battery system will be assembled for use in durability testing as defined in section 6,5.

Task 6.5 — Battery System Testing
Task 6.5.1 — Duty Cycle Testing
The battery system will be tested at Altairnano over the duty cycle to confirm the system performs as required.
Task 6.5.2 — Vibration Testing
Vibration testing will be performed on the battery system by Crane to verify the durability of the system to the required vibration profile.
Task 6.5.3 — Humidity Testing
Humidity testing will be performed on the battery system by Crane to verify the durability of the system to the required humidity environment.

Attachment No. 1
5

Task 6.5.4 — Salt Fog Testing
Salt fog testing will be performed on the battery system by Crane to verify the durability of the system to the required salt environment.
Task 6.5.5 — Thermal System Testing
The thermal performance of the battery system over the required ambient temperatures will be tested at Altairnano to verify thermal management effectiveness. The testing will use thermocouples and thermal imaging during battery cycling.
Task 6.5.6 — Prepare Test Report
A report summarizing the test results will be created.

Task 7:           Demonstration System Delivery and Installation

A proof of concept battery system consisting of (2) 50-80KW, 82V subpacks and a 12 slot power distribution rack will be delivered to the Navy. Altairnano will support Navy installation.

Milestones
Under this Statement of Work, the contractor shall provide the following deliverables:

Task 1: Cell Development
a. Cells for Cathode / Electrolyte DOE compromising of (54) 50 mahr cells will be delivered to NSWC, CARDEROCK for cycling.
b. Cells for temperature testing. A minimum of (11) 50 mahr cells will be delivered to NSWC, CARDEROCK for thermal evaluation.
c. Cells for safety testing. A minimum of (12) 11 ahr cells will be submitted to the NSWC-CARDEROCK facility for safety characterization. (9310)
d. Sample Electrode Materials will be delivered to NSWC-CARDEROCK
e. Thermal characterization report

Task 2: Battery System Development
a. Report

Task 3: Battery System Design
a. Design
b. (24) modules will be delivered to NSWC Crane for safety testing according to UN 3090 standards.
c. 12 battery modules will be submitted to the NSWC-CARDEROCK facility for safety characterization. (9310)

Task 4: Battery System Control and Interface Development Design
a. Design

Task 5: Interface and Control System Build and Test
a. Report

Task 6: Prototype Battery System Build and Test
a. (2) Battery subpacks not to exceed 82V or 3001bs (Actual size to be

Attachment No. 1
6

determined based on ability to fit on vibration fixture.) will be submitted to NSWC Crane for environmental testing.
b. (1) Battery subpack for duty cycling at Altairnano.
c. (1) Battery subpack for thermal analysis

Deliverables

Task 7: Demonstration System Delivery and Installation
a. (2) proof of concept 50 to 82 kW 82V sub-packs - NSWC-CARDEROCK
b. (1) sub pack rack mount power distribution unit - NSWC-CARDEROCK

Attachment No. 1
7

REPORT DOCUMENTATION PAGE

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data r completing and reviewing this collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Departme Washington Headquarters Services, Directorate for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwi other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FO ABOVE ADDRESS.

1. REPORT DATE *(DD-MM-YYYY)*	2. REPORT TYPE	3. DATES COVERED *(From - To)*

4. TITLE AND SUBTITLE	5a. CONTRACT NUMBER
	5b. GRANT NUMBER
	5c. PROGRAM ELEMENT NUMBER
6. AUTHOR(S)	5d. PROJECT NUMBER
	5e. TASK NUMBER
	5f. WORK UNIT NUMBER
7. PERFORMING ORGANIZATION NAME(S) AND ADDRESS(ES)	8. PERFORMING ORGANIZATION REPORT NUMBER
9. SPONSORING / MONITORING AGENCY NAME(S) AND ADDRESS(ES)	10. SPONSOR/MONITOR'S ACRONYM(S)
	11. SPONSOR/MONITOR'S REPORT NUMBER(S)

12. DISTRIBUTION / AVAILABILITY STATEMENT

13. SUPPLEMENTARY NOTES

14. ABSTRACT

15. SUBJECT TERMS

16. SECURITY CLASSIFICATION OF:			17. LIMITATION OF ABSTRACT	18. NUMBER OF PAGES	19a. NAME OF RESPONSIBLE PERSON
a. REPORT	b. ABSTRACT	c. THIS PAGE			19b. TELEPHONE NUMBER *(include area co*

Standard Form 298 (Rev. 8-98)

FINANCIAL ACCOUNTING DATA SHEET - NAVY

1. CONTRACT NUMBER (CRITICAL)	2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER
N0001408C0093			07PR09066-00

CLIN/SLIN	5. LINE OF ACCOUNTING A. ACRN (CRITICAL)	B. APPROPRIATION (CRITICAL)	C. SUBHEAD (CRITICAL)	D. OBJ CLA	E. PARM	F. RFM	G. SA	H. AAA (CRITICAL)	I. IT	J. PAA	K. COST CODE PROJ UNIT	MCC	PDLI & SUF	7. AMOUNT (CRITICAL)	NAVY INTERNAL USE ONLY REF DOC/ACRN
	AA	1771319	W3DK	255	RA	333	0	068342	2D	000000	09920	000	PFC0	$2,488,858.00	PR#07PR09066-00 FRC:3PFC
													PAGE TOTAL	$2,488,858.00	
													GRAND TOTAL	$2,488,858.00	

PREPARED/AUTORIZED BY:

DATE:

COMPTROLLER APPROVAL:
FOR FISCAL DATA AND SIGNATURE
BY ______________________ for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:

ONR AWARD FORM (10/99) - version 1.1

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FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL)	2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER	
N0001408C0093			07PR09066-00	

5. CLIN/SLIN	6. ACRN (CRITICAL)	7. ACCOUNTING CITATION	8. AMOUNT (CRITICAL)		NAVY INTERNAL USE ONLY REF DOC/ACRN
		This page is intentionally blank			
		PAGE TOTAL	$.00		
		GRAND TOTAL	$.00		

PREPARED/AUTHORIZED BY:	COMPTROLLER APPROVAL: FOR FISCAL DATA AND SIGNATURE
	BY__________ for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:	DATE:

ONR AWARD FORM (10/99) - version 1.1

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